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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of report (Date of earliest event reported)               November 12, 1997

                           American Vantage Companies
             (Exact name of Registrant as specified in its charter)

Nevada                               0-10061                  04-2709807
(State or other jurisdiction of    (Commission           (I.R.S. Employer
incorporation or organization)     File Number)          Identification No.)

6787 West Tropicana, Suite 200, Las Vegas, Nevada         89103

(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:   (702) 227-9800
       N/A
(Former name or former address, if changed since last report)
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Item 5.     Other Events

On November 7, 1997, American Vantage Companies, formerly known as American Casino Enterprises, Inc., (the "Company") and the Table Mountain Rancheria, a federally recognized Indian Tribe (the "Tribe") executed a letter agreement (the "Second Amendment") which amends its Consulting Agreement, dated February 1, 1996, as amended by letter agreement dated June 26, 1997, (the "Consulting Agreement"), pursuant to which the Company provides consulting services and technical assistance, training and advice to the Tribe, the Tribe's Board of Directors which manages its Tribal Gaming Enterprises (the "Enterprise") and to Enterprise employees and staff. The Amendment modifies the Consulting Agreement by providing that:

         (a) from February 1, 1996 to January 31, 1998, the Tribe shall pay to the Company a Base Consulting Fee of Sixty Thousand Dollars ($60,000) per month,

         (b) from February 1, 1996 to January 31, 1998, the Tribe shall pay to the Company an Additional Consulting Fee per month as follows:

         - net revenue of the Enterprise (before the payment of consulting fees) exceeds one million five hundred thousand dollars ($1,500,000), but less than two million dollars ($2,000,000), the consulting fee shall be an additional sixty thousand dollars ($60,000);

         - net revenue of the Enterprise (before the payment of consulting fees) exceeds two million dollars ($2,000,000), but less than two million five hundred thousand dollars($2,500,000), the consulting fee shall be an additional seventy thousand dollars ($70,000);

         -net revenue of the Enterprise (before the payment of consulting fees) exceeds two million five hundred thousand dollars ($2,500,000), but less than three million dollars ($3,000,000), the consulting fee shall be an additional seventy thousand dollars ($70,000);

         -net revenue of the Enterprise (before the payment of consulting fees) exceeds three million dollars ($3,000,000), but less than three million five hundred thousand dollars ($3,500,000), the consulting fee shall be an additional one hundred thousand dollars ($100,000);

         -net revenue of the Enterprise (before the payment of consulting fees) exceeds three million five hundred thousand dollars ($3,500,000), but less than three million seven hundred seventy five thousand dollars ($3,775,000), the consulting fee shall be an additional ninety thousand dollars ($90,000);

         -net revenue of the Enterprise (before the payment of consulting fees) exceeds three million seven hundred seventy five thousand dollars ($3,775,000), but less than four million dollars ($4,000,000), the consulting fee shall be an additional fifty thousand dollars ($50,000);

         -net revenue of the Enterprise (before the payment of consulting fees) exceeds four million dollars ($4,000,000), but less than four million two hundred fifty thousand ($4,250,000), the consulting fee shall be an additional fifty thousand dollars ($50,000);

         - net revenue of the Enterprise (before the payment of consulting fees) exceeds four million two hundred fifty thousand ($4,250,000), but less than four million five hundred thousand dollars ($4,500,000), the consulting fee shall be an additional fifty thousand dollars ($50,000);


         (c) from February 1, 1998 to June 30, 2000, the Tribe shall pay to the Company a Base Consulting Fee of Fifty Thousand Dollars ($50,000) per month,

         (d) from February 1, 1998 to June 30, 2000, the Tribe shall pay to the Company an Additional Consulting Fee per month as follows:


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         - net revenue of the Enterprise (before the payment of consulting fees)
         exceeds one million five hundred thousand dollars ($1,500,000), but less than two million dollars ($2,000,000), the consulting fee shall be an additional fifty thousand dollars ($50,000);

         - net revenue of the Enterprise (before the payment of consulting fees) exceeds two million dollars ($2,000,000), but less than two million five hundred thousand dollars($2,500,000), the consulting fee shall be an additional fifty thousand dollars ($50,000);

         -net revenue of the Enterprise (before the payment of consulting fees) exceeds two million five hundred thousand dollars ($2,500,000), but less than three million dollars ($3,000,000), the consulting fee shall be an additional sixty thousand dollars ($60,000);

         -net revenue of the Enterprise (before the payment of consulting fees) exceeds three million dollars ($3,000,000), but less than ten million dollars ($10,000,000), the consulting fee shall be an additional forty five thousand dollars ($45,000) for each two hundred fifty thousand ($250,000) or any portion thereof of net revenue that exceeds three million dollars ($3,000,000);

         (e) If net revenue of the Enterprise, before the payment of consulting fees, is less than one million five hundred thousand dollars ($1,500,000) for three (3) or more months in any twelve (12) month period, the Company has the option of extending the Agreement for the same number of months in which the net revenue was below one million five hundred dollars ($1,500,000).

         (f) If net revenue of the Enterprise fall below one million five hundred thousand dollars ($1,500,000) for any month prior to the Tribe signing a tribal-state compact, the Company shall lend the Tribe each month the difference between actual net revenue for the month and one million five hundred thousand dollars ($1,500,000) for a period up to six (6) months. The loan shall be paid back with interest over the balance of the term of the consulting agreement. The Company's obligation to lend to the Tribe shall not exceed four million dollars ($4,000,000).

The effect of the amendment is to reduce the Company's revenues and its net income if net revenue (before the payment of consulting fees) of the Table Mountain Casino remains unchanged from its present level of activity.

This amendment of the Consulting Agreement does not affect the provisions of the separate Termination Agreement entered into February 1, 1996 under which the Tribe will pay a monthly payment of $350,000 to the Company through January 31, 2000.

Item 7.     Financial Statements and Exhibits.

             1. Letter Agreement between American Vantage Companies and Table Mountain Rancheria dated November 7, 1997.


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SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:    November 12, 1997          AMERICAN VANTAGE COMPANIES


                                    By:     /s/ Ronald J. Tassinari
                                            ------------------------------
                                            Ronald J. Tassinari
                                            President



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                    SECOND AMENDMENT TO CONSULTANT AGREEMENT

         The parties to the February 1, 1996 Consultant Agreement, by and between the TABLE MOUNTAIN RANCHERIA and AMERICAN CASINO ENTERPRISES, INC. hereby amend said Agreement, as first amended on June 26, 1997, as follows:


         Section III. Terms of Agreement. Amend subsection A of this Section to read as follows:

         A. This Agreement shall have a term, which commences on the Effective Date, as defined below, and which continues for a period ending June 30, 2000, unless sooner terminated under Section VII.


         Section IV. Compensation of Consultant. Amend Section IV to read as follows:

         A. Base Consulting Fee.

                  1. From February 1, 1996 to January 31, 1998, Consultant shall receive a Base Consulting Fee of Sixty Thousand Dollars ($60,000) per month.

                  2. From February 1, 1998 to June 30, 2000, Consultant shall receive a Base Consulting Fee of Fifty Thousand Dollars ($50,000) per month.

                  The Base Consulting Fee shall be paid to the Consultant by the fifth (5th) day of the following month.

         B. Additional Consulting Fee. From February 1, 1996 to January 31, 1998, in addition to the Base Consulting Fee, Consultant shall be paid an Additional Consulting Fee in any month in which the Net Revenue of the Enterprise (before the payment of any Consulting Fees) exceeds One Million Five Hundred Thousand Dollars ($1,500,000). The Additional Consulting Fee shall be:

                  1. Sixty Thousand Dollars ($60,000) for Net Revenue above One Million Five Hundred Thousand Dollars ($1,500,000), but less than Two Million Dollars ($2,000,000) for that month;

                  2. Seventy Thousand Dollars ($70,000) for Net Revenue above Two Million Dollars ($2,000,000), but less than Two Million Five Hundred Dollars ($2,500,000) for that month;

                  3. Seventy Thousand Dollars ($70,000) for Net Revenue above Two Million Five Hundred Thousand Dollars ($2,500,000), but less than Three Million Dollars ($3,000,000) for that month;

                  4. One Hundred Thousand Dollars ($100,000) for Net Revenue above Three Million Dollars ($3,000,000), but less than Three Million Five Hundred Thousand Dollars ($3,500,000) for that month;

                  5. Ninety Thousand Dollars ($90,000) for Net Revenue above Three Million Five Hundred Thousand Dollars ($3,500,000), but less than Three Million Seven Hundred Seventy Five Thousand Dollars ($3,775,000) for that month;

                  6. Fifty Thousand Dollars ($50,000) for Net Revenue above Three Million Seven Hundred Seventy Five Thousand Dollars ($3,775,000) but less than Four Million Dollars ($4,000,000) for that month;

                  7. Fifty Thousand Dollars ($50,000) for Net Revenue above Four Million Dollars ($4,000,000) but less than Four Million Two Hundred Fifty Thousand Dollars ($4,250,000) for that month; and

                  8. Fifty Thousand Dollars for Net Revenue above Four Million Two Hundred Fifty Thousand Dollars ($4,250,000) but less than Four Million Five Hundred Thousand Dollars ($4,500,000) for that month.

Any Additional Consulting Fee payable under this Amendment shall be paid to Consultant by the twentieth (20th) day of the following month.


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         C. Additional Consulting Fee. From February 1, 1998 to June 30, 2000,
in addition to the Base Consulting Fee, Consultant shall be paid an Additional Consulting Fee in any month in which the Net Revenue of the Enterprise (before the payment of any Consulting Fees) exceeds One Million Five Hundred Thousand Dollars ($1,500,000). This Additional Consulting Fee shall be:

                  1. Fifty Thousand Dollars ($50,000) for Net Revenue above One Million Five Hundred Thousand Dollars ($1,500,000), but less than Two Million Dollars ($2,000,000) for that month;

                  2. Fifty Thousand Dollars ($50,000) for Net Revenue above Two Million Dollars ($2,000,000), but less than Two Million Five Hundred Thousand Dollars ($2,500,000) for that month;

                  3. Sixty Thousand Dollars ($60,000) for Net Revenue above Two Million Five Hundred Thousand Dollars ($2,500,000) but less than Three Million Dollars ($3,000,000) for that month; and

                  4. Forty-five Thousand Dollars ($45,000) for every Two Hundred Fifty Thousand Dollars ($250,000) or any portion thereof of Net Revenue in excess of Three Million Dollars ($3,000,000) for such month, but less than Ten Million Dollars ($10,000,000) per month.

Any Additional Consulting Fee payable under this Amendment shall be paid to Consultant by the twentieth (20th) day of the following month.


         D. If Net Revenue of the Enterprise (before the payment of any Consulting Fee) is less than One Million Five Hundred Thousand Dollars ($1,500,000) for three (3) or more months in any twelve (12) month period, Consultant shall have the option of extending this Agreement for the number of months in which said Net Revenue was below One Million Five Hundred Thousand Dollars ($1,500,000).

         E. If Net Revenue of the Enterprise (before the payment of any Consulting Fees) is less than One Million Five Hundred Thousand Dollars ($1,500,000) in any month during the term of this Agreement that is prior to the date that the Tribe has both entered into a tribal-state compact and the electronic devices authorized by that compact are available for use by the Tribe, Consultant shall lend the Tribe each month the difference between actual Net Revenues for that month and One Million Five Hundred Thousand Dollars ($1,500,000), within fifteen (15) days of the end of said month, for up to six
(6) months, at an interest rate equal to Consultant's actual cost of funds, including any related loan fees. Said loan shall be amortized over the balance of the term of this Agreement.

         F. Nothing in this Agreement shall require Consultant to lend the Tribe more than a total of Four Million Dollars ($4,000,000) for any purpose.

DATED this 7th day of November 1997.

TABLE MOUNTAIN RANCHERIA                      AMERICAN CASINO ENTERPRISES, INC.


/s/ Vern Castro                               /s/ Ronald J. Tassinari
----------------------------                  ---------------------------------
By Vern Castro, Chairman                      By Ronald J. Tassinari, President


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